Exhibit 99.1

NASDAQ: BRKL 1 2020 KBW Winter Financial Services Symposium Boca Raton, FL February 13-14, 2020

Investment Highlights 2 x One of the largest publicly traded community banks in New England with an established presence in two attractive metropolitan markets x Experienced management team and board x Proven operating results x Demonstrated organic growth and a proven acquirer x Desirable commercial platform with a deep knowledge of operating markets x Solid asset quality supported by a strong credit culture and effective enterprise risk management x Committed to a strong regulatory capital position

Who We Are ▪ Brookline Bancorp, Inc. (NASDAQ: BRKL), headquartered in Boston, Massachusetts, initially went public in November 1997 and completed its second-step conversion in July 2002 ▪ Approximately $7.9 billion in total assets, $5.8 billion in total deposits and $6.7 billion in total loans at December 31, 2019 ▪ 53 offices across Boston and Providence metropolitan markets (51 branches and 2 loan production offices) ▪ Full-service commercially focused financial institution; offering a wide range of commercial, business and retail banking services, including a full complement of cash management products, online banking services, consumer and residential loans and investment services ▪ Market capitalization of ~$1.3 billion ▪ Approximately 800 full-time equivalent employees ▪ Paid a dividend for 86 consecutive quarters (since 1998 Q3) ▪ Multi-bank structure retains local-bank orientation while operating on a common back office platform for efficiency ▪ Our Banks: • Brookline Bank established in 1871 • First Ipswich Bank established in 1892; acquired in 2011 • Bank Rhode Island established in 1996; acquired in 2012 BRKL Branches (51) MA 3 RI Source: SNL Financial, Company filings. Branch Footprint Profitability Data (MRQ) 12/31/2019 Net Income (Q4 2019 annualized $000) 88 , 732 ROAA (%) 1 . 13 ROATE (%) 1 1 . 42 Net Interest Margin (%) 3 . 4 3 Efficiency Ratio (%) 5 4 . 1 5 Capitalization and Asset Quality Tangible Book Value ($) 9 . 8 0 Tangible Common Equity to Tangible Assets (%) 1 0 . 6 4 Total Risk Based Capital Ratio (%) 1 3 . 5 9 NPA / Assets (%) 0 . 28 Reserves / Loans (%) 0 . 9 1

Corporate Organizational Structure

Brookline Bancorp, Inc.

December 2019

Brookline Bank

- Total assets: $5.0 billion
- Total loans: $4.5 billion
- Total deposits: $3.5 billion
- Branches: 25
- Eastern Funding (equip fin)
  - $882.6 million in loans

Bank Rhode Island

- Total assets: $2.5 billion
- Total loans: $2.0 billion
- Total deposits: $2.0 billion
- Branches: 20
- Macrolease (equip fin)
  - $169.8 million in loans

First Ipswich Bank

- Total assets: $466 million
- Total loans: $301 million
- Total deposits: $373 million
- Branches: 6

Announced Consolidation of First Ipswich Bank Charter into Brookline Bank - Q1 2020

Multi-bank structure retains local-bank orientation while operating on a common commercial banking back office platform for efficiency

BrooklineBancorp,Inc.

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Our Experienced Management Team

	Years with Brookline	Years in Banking
Paul Perrault, President and CEO, Brookline Bancorp, Inc. - Paul was appointed President and CEO of Brookline Bancorp in 2011. He was appointed President and CEO of Brookline Bank in 2009 - Previously served as CEO of Sovereign Bancorp and Chairman and CEO of Chittenden Corporation	11	45
Carl Carlson, Chief Financial Officer - Joined the Company in April 2014 as CFO - Previously served as SVP and Deputy CFO at Webster Financial Corporation and SVP Strategic Planning of North Fork Bancorporation	6	34
Robert Rose, Chief Credit Officer - Joined the Company in April 2009 as Chief Credit Officer - Previously served as Chief Risk Officer and Chief Credit Officer of Sovereign Bank	11	44
James Cosman, Chief Operations Officer - Joined the Company in 2009, named Chief Operations Officer in September 2011 - Previously served as a Senior Executive in bank underwriting and operations at Sovereign Bank	11	47
Mike McCurdy, Chief Risk Officer, General Counsel and Corporate Secretary - Joined the Company in August 2011 as General Counsel and Corporate Secretary - Appointed Chief Risk Officer in July 2013 - Previously served as an EVP at Danvers Bancorp, Inc.	8	18
	Average Years:	*38*

BrooklineBancorp, Inc.
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Our Core Business Cash Management and Foreign Exchange Business and Personal Checking/Savings 6 Residential and Consumer Lending Commercial Banking Equipment Financing $3.7 billion Commercial Real Estate $1.1 billion $786 million $1.2 billion December 2019

$ in millions Commercial 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 5Y CAGR Equipment financing $ 60 1 $ 72 2 $ 80 0 $ 8 6 6 $ 98 2 $ 1 , 052 11 . 86% Commercial 51 4 59 3 63 6 7 0 5 73 6 730 7 . 25 % Commercial Real estate 1 , 680 1 , 8 7 6 2 , 05 0 2 , 1 7 5 2 , 33 1 2 , 491 8 . 20 % Construction 14 8 13 0 13 7 1 4 0 17 3 246 10 . 70 % Condo association 5 2 6 0 6 0 5 3 5 0 57 1 . 80 % Multifamily mortgage 64 0 65 8 73 1 7 6 1 84 8 932 7 . 81 % Subtotal $ 3 , 635 $ 4 , 039 $ 4 , 41 4 $ 4 , 7 0 0 $ 5 , 12 0 $ 5 , 508 8 . 67 % Consumer 5Y CAGR Home equity $ 287 $ 31 5 $ 34 2 $ 3 5 6 $ 37 6 $ 377 5 . 60 % Residential mortgage 57 2 61 6 62 5 6 6 0 78 3 814 7 . 32 % Other consumer* 32 9 2 6 1 8 1 5 2 3 39 - 34 . 79 % Subtotal $ 1 , 188 $ 95 7 $ 98 5 $ 1 , 0 3 1 $ 1 , 18 2 $ 1 , 230 0 . 69 % Total Loans $ 4 , 823 $ 4 , 996 $ 5 , 39 9 $ 5 , 7 3 1 $ 6 , 30 2 $ 6 , 738 6 . 92% 7 Healthy, Disciplined, Transformative Loan Growth * Sale of Indirect auto portfolio and exit of business in 2015.

Asset Quality Overview Key Highlights NPAs / Assets (%) ▪ Solid asset quality ▪ Conservative credit culture and experienced lenders ▪ Highly disciplined senior management Reserves / NPAs (%) Nonperforming Assets Trends $millions 8

$ in millions 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 5Y CAGR Demand deposits $ 7 2 6 $ 7 9 9 $ 9 0 0 94 3 1 , 0 3 4 1 , 142 9 . 4 7 % Savings, NOW, MM 2 , 2 8 5 2 , 4 1 9 2 , 6 7 0 2 , 72 1 2 , 6 3 1 2 , 667 3 . 1 4 % Time 9 4 7 1 , 0 8 8 1 , 0 4 1 1 , 20 7 1 , 7 8 9 2 , 022 1 6 . 3 8 % Total Deposits $ 3 , 958 $ 4 , 3 0 6 $ 4 , 6 1 1 $ 4 , 87 1 $ 5 , 4 5 4 $ 5 , 830 8 . 0 5 % Focus on Core Operating Relationships 9

Earnings Growth Net Income, $millions 10 EPS

Strong Capital Position Board approved $10 million stock buyback plan for 2020 to be used opportunistically. "Well 11 P o l i c y Operating Dec-19 Minimum Capitalized" Conservation Buffer Minimums Targets Tier 1 Common / RWA 11.4% ≥ 4.5% ≥ 6.5% ≥ 7.0% ≥ 7.5% ≥ 8.0% Tier 1 / RWA 11.6% ≥ 6.0% ≥ 8.0% ≥ 8.5% ≥ 9.0% ≥ 9.5% Total Risk Based Capital 13.6% ≥ 8.0% ≥ 10.0% ≥ 10.5% ≥ 11.0% ≥ 11.5% Leverage Ratio 10.3% ≥ 5.0% ≥ 5.0% ≥ 5.0% ≥ 5.5% ≥ 6.0% Minimum Plus Regulatory BASEL III Requirements Fully Phased in 2019 Brookline Board Policy

Consistent and Stable Dividends to Stockholders Brookline has paid a quarterly dividend for 86 consecutive quarters (since Q3 1998). Board approved a dividend of $0.115 per share payable on February 28, 2020, record date of February 14, 2020. Yield of ~3% 12

APPENDIX Quarterly Information Press releases as well as quarterly financial filings can be found on our website. www.brooklinebancorp.com and click on SEC Filings

Loan Composition and Growth (5 Quarter) $ in millions YoY % 9 . 5% - 0.1% 7 . 2% 4 . 0% 6 . 9% 4 . 1% Dec - 19 Sep - 19 Jun - 19 Mar - 19 Dec - 18 Commercial Real Estate $ 3,669.2 $ 3,589.5 $ 3,493.6 $ 3,410.5 $ 3,351.7 Commercial 786 . 3 $ 821.1 $ 811.1 $ 790.7 $ 786.9 Equipment Finance 1 , 052 . 4 $ 1,029.3 $ 1,015.2 $ 995.9 $ 982.1 Consumer 1 , 229 . 8 $ 1,207.0 $ 1,185.4 $ 1,191.1 $ 1,182.8 Total Gross Loans $ 6,737.7 $ 6,646.9 $ 6,505.3 $ 6,388.2 $ 6,303.5 Composition Commercial Real Estate 54 . 5% 54 . 0% 53 . 7% 53 . 4% 53 . 2% Commercial 11 . 7% 12 . 4% 12 . 5% 12 . 4% 12 . 5% Equipment Finance 15 . 6% 15 . 5% 15 . 6% 15 . 6% 15 . 6% Consumer 18 . 3% 18 . 2% 18 . 2% 18 . 6% 18 . 8% Total Gross Loans 100 . 0% 100 . 0% 100 . 0% 100 . 0% 100 . 0% Reserves and Coverage Reserve for Loan Losses $ 61.1 $ 59.1 $ 58.6 $ 58.0 $ 58.7 Reserve / Loans 0 . 91% 0 . 89% 0 . 90% 0 . 91% 0 . 93% 14

Deposit Composition and Growth (5 Quarter) $ in millions YoY % 10 . 4% 10 . 4% - 1 . 0% 0 . 4% 3 . 9% 16 . 2% - 0 . 2% 6 . 9% Dec - 19 Sep - 19 Jun - 19 Mar - 19 Dec - 18 Demand deposit accounts $ 1,141.6 $ 1,106.7 $ 1,042.9 $ 1,011.0 $ 1,033.6 NOW accounts 371 . 4 340 . 3 340.1 3 69 . 9 336 . 3 Savings accounts 613 . 5 604 . 5 585.3 6 25 . 8 620 . 0 Money market accounts 1 , 682 . 0 1 , 666 . 2 1,669.8 1 , 7 0 6 . 7 1 , 675 . 1 Core Deposits $ 3,808.5 $ 3,717.7 $ 3,638.1 $ 3,713.4 $ 3,665.0 Certificate of deposits 1 , 671 . 7 1 , 673 . 4 1,635.4 1 , 5 5 6 . 8 1 , 438 . 5 Brokered CDs 349 . 9 338 . 2 349.0 3 50 . 4 350 . 7 Total Deposits $ 5,830.1 $ 5,729.3 $ 5,622.5 $ 5,620.6 $ 5,454.2 Deposit Composition Demand deposit accounts 19 . 6% 19 . 3% 18 . 5% 18 . 0% 19 . 0% NOW accounts 6 . 4% 5 . 9% 6 . 0% 6 . 6% 6 . 2% Savings accounts 10 . 5% 10 . 6% 10 . 4% 11 . 1% 11 . 4% Money market accounts 28 . 9% 29 . 1% 29 . 7% 30 . 4% 30 . 7% Core Deposits 65 . 3% 64 . 9% 64 . 7% 66 . 1% 67 . 2% Certificate of deposits 28 . 7% 29 . 2% 29 . 1% 27 . 7% 26 . 4% Brokered CDs 6 . 0% 5 . 9% 6 . 2% 6 . 2% 6 . 4% Total Deposits 100 . 0% 100 . 0% 100 . 0% 100 . 0% 100 . 0% 15

Summary Income Statement (5 Quarter) Three months ended, $ in thousands except per share amounts J un - 19 M a r - 1 9 De c - 1 8 YoY % Net interest income $ 63,134 $ 62,999 $ 63,159 1 . 2 % Noninterest income 7 , 121 6 , 4 9 6 7 , 15 3 8 . 4 % Total revenues 7 0 , 2 5 5 6 9 , 4 9 5 70,312 2 . 0 % Provision for credit losses 3 , 7 5 7 1 , 3 5 3 123 2828.5% Noninterest expense 3 9 , 6 0 4 3 8 , 8 7 1 40,282 - 3 . 6 % Income before taxes 2 7 , 2 5 1 2 9 , 4 0 5 29,215 0 . 2 % Net income attributable to Brookline Bancorp 4 . 9 % EPS 7 . 7 % Cash dividends declared D e c - 1 9 Sep - 19 $ 63,931 $ 63,236 7 , 75 6 7 , 929 71 , 6 8 7 71 , 1 65 3 , 60 2 871 38 , 8 1 5 40 , 1 91 29 , 2 7 0 30 , 1 03 $ 22,183 $ 22,586 $ 0 . 2 8 $ 0 . 28 $ 0 . 11 5 $ 0 . 115 9 . 5% Tangible book value per share $ 22,467 $ 0.28 $ 0 . 110 $ 9.22 $ 21,138 $ 0.26 $ 0 . 105 $ 9.21 6 . 4 % Net interest margin $ 20,471 $ 0 . 2 6 $ 0 . 110 $ 9 . 4 5 3 . 55% 3 . 64% 3 . 58% Return on average assets 1.08% 1 . 21% 1 . 20% Return on average tangible stockholders' equity 11 . 16% 12 . 65% 11 . 78% Efficiency ratio $ 9 . 8 0 $ 9 . 63 3 . 45% 3 . 45% 1 . 13% 1 . 17% 11 . 4 2% 11 . 85% 54 . 1 5% 56 . 48% 55 . 75% 55 . 08% 55 . 90% 16